EXHIBIT 99.6

LOAN NUMBER	LOAN NAME	ACCT. NUMBER	NOTE DATE	INITIALS
0130011703	Eldorado Artesian Springs, Inc.	300117	02/02/12	AN
NOTE AMOUNT	INDEX (w/Margin)	RATE	MATURITY DATE	LOAN PURPOSE
$1,415,216.02	Not Applicable	6.000%	05/02/12	Commercial
		Creditor Use Only

PROMISSORY NOTE
(Commercial - Single Advance)

DATE AND PARTIES. The date of this Promissory Note (Note) is February 2, 2012.  The parties and their addresses are: LENDER:

LE.NDER:
ANB BANK
3033 East First Ave
Denver, CO 80206
Telephone: (303) 394-5100

BORROWER:
ELDORADO ARTESIAN SPRINGS,INC.
a Colorado Corporation
1783 Dogwood Street
Louisville, CO 80027

DOUGLAS A. LARSON
31 Fowler lane
Eldorado Springs,CO 80025

KEVIN M. SIPPLE
12 Baldwin Circle
Eldorado Springs, CO 80025

JEREMY S. MARTIN
2707 4th Street
Boulder, CO 80304

1. DEFINITIONS. As used in this Note, the terms have the following  meanings:

A. Ptonouns.  The pronouns "I,"  "me,"  and "my"  refer to each Borrower signing this Note, individually  and together."You" and "Your"  refer to the Lender.

B. Note. Note refers to this document, and any extensions, renewals, modifications and substitutions of this Note.

C. Loan.  Loan refers to this transaction  generally, including  obligations and duties arising from the terms of all documents prepared or submitted for this transaction such as applications, security agreements, disclosures or notes, and this Note.

D. Loan Documents.  Loan Documents refer to all the documents executed as a part of or in connection  with the Loan.

E. Property.  Property is any property, real, personal or intangible, that  secures my performance  of the obligations  of this Loan.

F. Percent. Rates and rate change limitations  are expressed as annualized percentages.

G. Dollar Amounts.  All dollar amounts will be payable in lawful money of the United States of America.

2. REFINANCING. This Note will pay off the following described note(s):

Note Date	Note Number	Note Amount
February 20, 2007	# 0430011701	$1,500,000.00

The remaining balance of the note listed in the table above is $1,384,123.03.

3. PROMISE TO PAY. For value received, I promise to pay you or your order, at your address, or at such other location as you may  designate, the principal sum of  $1,415,216.02 (Principal) plus interest  from  February 2, 2012  on the unpaid Principal balance until this Note matures or this obligation is accelerated.

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"

4. INTEREST.  Interest will accrue on the unpaid Principal balance of this Note at the rate of 6.000  percent (Interest Rate).

A. Interest After Default.   If you declare a default under the terms of the Loan, including for failure to pay in full at maturity, you may increase the Interest Rate otherwise  payable as described in this section.   In such event, interest will accrue on the unpaid Principal balance of this Note at 28.000 percent until paid in full.

B. Maximum Interest Amount.   Any amount assessed or collected as interest under the terms of this Note will be limited to the maximum lawful amount of interest allowed by state or federal law, whichever is greater.
Amounts collected in excess  of the maximum lawful amount will be applied first to the unpaid Principal balance.  Any remainder will be refunded to me.

C. Statutory  Authority.   The amount  assessed or collected  on this  Note is authorized  by the Colorado usury laws  under Colo;. Rev. Stat.  § 5-12-103.

D. Accrual.   Interest accrues using an Actual/360 days counting method.

5. ADDITIONAL CHARGES.  As additional consideration,  I agree to  pay, or have paid, the  fees and charges listed  on the APPENDIX: FEES AND CHARGES, which is attached to and made part of this Note.

6. REMEDIAL CHARGES.  In addition to interest or other finance charges, I agree that I will pay these additional fees based on my method and pattern of payment. Additional remedial charges may be  described elsewhere in this Note.

A. Late Charge.  If a payment is more than 10 days late, I will be charged 5.000  percent of the Unpaid Portion of Payment or $25.00, whichever is greater.  I will pay this late charge promptly but only once for each late payment.

7. GOVERNING AGREEMENT. This Note is further governed by the Commercial Loan Agreement executed between you and me-as a part of this Loan, as modified, amended or supplemented.  The Commercial Loan Agreement states the terms and conditions of this Note, including the terms and conditions under which the maturity of this Note may be accelerated. When I sign this Note, I represent to you that I have reviewed and am in compliance with the terms contained in the Commercial Loan Agreement.

8. PAYMENT. I agree to pay this Note in installments  of accrued interest beginning March 2, 2012, and then on the 2nd day of each month thereafter.   I agree to pay the entire unpaid Principal and any accrued but unpaid interest on May 2, 2012. Payments will be rounded to the nearest $.01.  With the final payment I also agree to pay any additional fees or charges owing and the amount of any advances you have made to others on my behalf.   Payments scheduled to be paid on the 29th, 30th or 31st day of a month that contains no such day will, instead, be made on the last day of such month. Each payment I make on this Note will be applied first to interest that is due then to any charges that I owe other than principal and interest, and finally to principal that is due.   If you and I agree to a different application of payments, we will describe our agreement on this Note. You may change how payments are applied in your sole discretion without notice to me. The actual amount of my final payment will depend on my payment record.

9. PREPAYMENT.  I may prepay this  Loan in full  or in part at any time.   Any partial prepayment  will  not  excuse any later scheduled payments until I pay in full.

10. LOAN PURPOSE. The purpose of this Loan is to refinance existing ANB loans.

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"

11. ADDITIONAL TERMS.

IMPROVED REAL ESTATE: If this note is secured by improved real property, and should the real property at any time become located In an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance for the full unpaid principal balance of the loan and any prior liens on the property securing the loan, up to the maximum policy limits set under the National Flood Insurance Program, or as otherwise required by Lender, and to maintain such insurance for the term of the loan.

GOVERNING LAW,  WAIVER OF JURY TRIAL  AND  CERTAIN DAMAGES. I,  BY MY  EXECUTION OF THIS AGREEMENT, ACKNOWLEDGE AND AGREE THAT IN CONNECTION WITH ANY LITIGATION, ACTION, CLAIM, SUIT OR PROCEEDING, AT LAW OR IN EQUITY, ARISING OUT OF, PERTAINING TO OR IN ANY WAY ASSOCIATED WITH THIS AGREEMENT, THE LOAN, THE PROPERTY, ANY SECURITY RELATING TO THE LOAN OR ANY OTHER LOAN DOCUMENTS, YOUR RELATIONSHIP WITH ME OR THE ACTIONS OF THE PARTIES HERETO IN CONNECTION WITH ANY OF THE FOREGOING, (i)  THE PARTIES WAIVE ABSOLUTELY,  IRREVOCABLY AND  UNCONDITIONALLY  TRIAL  BY  JURY  AND  THE  RIGHT TO  CLAIM  OR  RECEIVE CONSEQUENTIAL "THAT  IS,  SPECIAL OR  INDIRECT) OR PUNITIVE DAMAGES,  (ii)  YOU  AND  WE  AGREE THAT .ANY PROCEEDING RELATING TO THE FOREGOING WILL BE LITIGATED IN THE STATE OR FEDERAL COURTS LOCATED IN: THE STATE OF COLORADO AND CONSENT AND SUBMIT TO THE JURISDICTION OF SUCH COURTS, AGREE TO INSTITUTE ANY SUCH LITIGATION IN SUCH COURTS, CONSENT TO SERVICE OF PROCESS BY MAIL  AND WAIVE ANY RIGHT WE MAY HAVE TO TRANSFER  OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT IN SUCH COURTS ARISING OUT OF THE MATTERS DESCRIBED ABOVE.

LATE FEES. In addition to any other amounts payable under any Loan Document, if any monthly  or other periodic payment of principal, interest or any other amount payable by me is not paid within  10 days after it is due, I will also immediately pay a late fee equal to the greater of 5% of the delinquent payment or $25 (or, if less, the maximum amount permitted by applicable law). Such amount  shall be immediately  due under this  Note  and my  obligation  to  pay it shall be an additional obligation secured by the Property and shall not limit any other rights or remedies you may have in connection with any default that may exist by virtue of such late payment or otherwise.

12. SECURITY. The Loan is secured by separate security instruments prepared together with this Note as follows:

Document Name	Parties to Document

Leases And Rents Assignment- 255 Artesian Drive; 23 Kneale Road 35, 299, 319-321 Eldorado Springs Drive	Eldorado Artesian Springs, Inc.

Leases And Rents Assignment - 1783 Dogwood Street	Eldorado Artesian Springs, Inc.

Deed Of Trust - 1783 Dogwood Street	Eldorado Artesian Springs, Inc

Deed Of Trust- 255 Artesian Drive; 23 Kneale Road 35, 299, 319-321 Eldorado Springs Drive	Eldorado Artesian Springs, Inc.

13. DUE ON SALE OR ENCUMBRANCE.  You may, at your option, declare the entire balance of this Note to be immediately due and payable upon the creation of, or contract  for the creation of, any lien, encumbrance, transfer or sale of all or any part of the Property.  This right is subject to the restrictions  imposed by federal law (12 C.F.R. 591), as applicable.·

14. WAIVERS AND CONSENT. To the extent not prohibited by law, I waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.

A. Additional Waivers By Borrower. In addition, I, and any party  to this Note and Loan, to the extent permitted  by law, consent to certain actions you may take, and generally waive  defenses that  may be available based on these actions or based on the status of a party to this Note.

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"

(1) You may renew or extend payments on this Note, regardless of the number of such renewals or extensions.

(2) You may release any Borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.

(3) You may release, substitute  or impair any Property securing this Note.

(4) You, or any institution participating in this Note, may invoke your right of set-off.

(5) You may enter into any sales, repurchases or participations  of this Note to any person in any amounts and I waive notice of such sales, repurchases or participations. ·

(6)  I agree that  any  of  us signing  this  Note  as a Borrower  is  authorized  to  modify  the  terms  of  this  Note  or  any instrument  securing, guarantying or relating to this Note.

B. No Waiver By Lender.  Your course of dealing, or your forbearance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict  performance of any provisions contained in this Note, or any other Loan Document, shall not be construed as a waiver by you, unless any such waiver is in writing  and is signed by you.

15.  COMMISSIONS.  I understand  and  agree that  you  (or your  affiliate)  will  earn commissions  or  fees  on  any  insurance products, and may earn such fees on other services that I buy through you or your affiliate.

16.  APPLICABLE LAW. This Note  is governed  by  the  laws  of  Colorado, the  United  States  of  America, and to  the  extent required, by the laws  of the jurisdiction  where the Property is located, except to the extent  such state laws are preempted by federal law.

17. JOINT AND INDIVIDUAL LIABILITY AND SUCCESSORS. My obligation to pay the Loan is independent of the obligation of any other person who has also agreed to pay it. You may sue me alone, or anyone else who is obligated on the Loan, or any number  of us together, to collect  the Loan.   Extending  the Loan or new  obligations  under the Loan, will not  affect  my duty under the Loan and I will still be obligated to pay the Loan.  This Note shall inure to the benefit  of and be enforceable by you and your successors and assigns and shall be binding upon and enforceable against me and my personal representatives, successors, heirs and assigns.

18. AMENDMENT, INTEGRATION AND SEVERABILITY.   This Note may not  be amended or modified  by oral agreement.   No amendment or modification of this Note is effective unless made in writing  and executed by you and me.   This Note and the other Loan Documents are the complete and final expression of the agreement.   If any provision of this Note is unenforceable, then the unenforceable  provision  will be severed and the remaining provisions  will  still be enforceable.   No present or future agreement securing any other debt I owe you will secure the payment of this Loan if, with respect to this loan, you fail to fulfill any necessary requirements or limitations  of Sections 19(a), 32 or 35 of Regulation Z or if, as a result, this Loan would become subject to Section 670 of the John Warner National Defense Authorization  Act for Fiscal Year 2007.

19.  INTERPRETATION.  Whenever used, the  singular  includes  the  plural and  the  plural includes  the  singular. The section headings are for convenience only and are not to be used to interpret or define the terms of this Note.

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"

20. NOTICE, FINANCIAL REPORTS AND ADDITIONAL DOCUMENTS. Unless otherwise  required by law,  any notice  will  be given by  delivering  it or mailing  it by  first  class mail to  the  appropriate  party's  address listed  in the  DATE AND PARTIES section, or to any other address designated in writing. Notice to one Borrower will be deemed to be notice to all Borrowers. I will inform  you in writing  of any change in my name, address or other application information. I agree to sign, deliver, and file any additional documents  or certifications that  you may considr necessary to perfect, continue, and preserve my obligations under this Loan and to confirm your lien status on any Property.  Time is of the essence.

21. CREDIT INFORMATION.  I agree to supply you with  whatever information you reasonably request. You will make reqests for this information without undue frequency, and will give me reasonable time in which to supply the information.

22.  ERRORS AND  OMISSIONS. I agree, if  requested  by  you, to  fully  cooperate  in  the  correction,  if  necessary, in  the reasonable discretion of you of any and all loan closing documents so that all documents accurately describe the loan between you and me.   I agree to  assume all costs including  by  way of illustration  and not  limitation, actual expenses, legal fees and marketing losses for failing to reasonably comply  with your requests within thirty  (30) days.

23. SIGNATURES.  By signing, I agree to the terms contained in this Note.  I also acknowledge  receipt of a copy of this Note.

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"

APPENDIX:   FEES AND CHARGES

As described  in the  ADDITIONAL CHARGES section  of the attached Note, I agree to pay, or have paid, these  additional fees and charges.

Nonrefundable Fees and Charges.   The following fees are earned when  collected and will  not  be refunded  if I prepay  this Note before the scheduled  maturity date.

Title Policy.  A(n) Title Policy fee of  $2,798.00 payable  from the loan proceeds.
Recording   -Releases.  A(n) Recording   - Releases fee of  $1 24.00 payable  from  the loan proceeds.
Recording   -Mortgage. A(n) Recording  - Mortgage fee of  $225.00 payable  from  the loan proceeds.

Eldorado Artesian Springs, Inc.
Colorado Commercial Loan Agreement
CO/4XXXXVcox00225400007854030020112Y	Wolters Kluwer Financial Services "1996, 2012 Bankers Systems'"